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                                                                    Exhibit 32.2


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                     PURSUANT TO 18 U.S.C. ss. 1350, ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Steel Dynamics, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Tracy L. Shellabarger, Vice President and Principal Financial Officer of Steel Dynamics, Inc., certify, pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 10, 2003



/S/  Tracy L. Shellabarger
----------------------------------------------
Tracy L. Shellabarger
Vice President and Principal Financial Officer


         The foregoing certification is furnished to and not filed with the Securities and Exchange Commission. A signed original of this written statement has been provided to Steel Dynamics, Inc. and will be retained by Steel Dynamics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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